EXHIBIT 10.20

ACKNOWLEDGEMENT AND REAFFIRMATION

OF SUBORDINATION AGREEMENT

This Acknowledgement and Reaffirmation of Subordination Agreement (this “Acknowledgment”), dated as of March __, 2012 is entered into by (i) NORTHEAST ENERGY SOLUTIONS, LLC, a Connecticut limited liability company (“Creditor”), (ii) SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at 275 Grove Street, Suite 2-200, Newton, Massachusetts 02466 (“Bank”) and (iii) WORLD ENERGY SOLUTIONS, INC., a Delaware corporation (“World Energy”), with offices located at 446 Main Street, Worcester, Massachusetts 01608, and WORLD ENERGY SECURITIES CORP., a Massachusetts securities corporation with offices located at 446 Main Street, Worcester, Massachusetts 01608 (together with World Energy, individually and collectively, jointly and severally, the “Borrower”).

Recitals:

A. Bank and Creditor have entered into that certain Subordination Agreement, dated as of October 31, 2011 (as the same has been or may be amended, restated, supplemented or otherwise modified from time to time, the “Subordination Agreement”; capitalized terms used but not defined herein, unless otherwise indicated, shall have the meaning given such terms in the Subordination Agreement).

B. Creditor has extended loans or other credit accommodations to Borrower, and/or may extend loans or other credit accommodations to Borrower from time to time.

C. The Borrower has requested and Bank has agreed, subject to the terms and conditions of a certain Third Loan Modification and Waiver Agreement, dated as of the date hereof (the “Third Loan Modification Agreement”), to amend a certain Loan and Security Agreement dated as of September 8, 2008, between Borrower and Bank, as amended by a certain First Loan Modification Agreement, dated as of September 30, 2009 and as further amended by a certain Second Loan Modification Agreement, dated as of March 8, 2011 (as amended by the Third Loan Modification Agreement, and as may be further amended the “Loan Agreement”). All obligations of the Borrower to the Bank are secured by the Collateral (as such term is defined in the Loan Agreement).

D. The Borrower, the Creditor and Bank desire to reaffirm the continuing effectiveness of the Subordination Agreement, all as provided for herein.

Now, therefore, in consideration of the mutual promises contained herein, the parties hereby agree as follows:

1. Incorporation of Recitals. Bank and Creditor hereby represent and warrant each to the other that the foregoing Recitals are: (a) true and accurate; and (b) an integral part of the Acknowledgment. Bank and Creditor hereby agree that all of the Recitals herein are hereby incorporated into the Subordination Agreement and made a part thereof. As used herein, references to this “Agreement” shall mean the Subordination Agreement as acknowledged and reaffirmed hereby.

2. Acknowledgement/Reaffirmation of Subordination Agreement/Waiver of Existing Defaults. Creditor hereby (i) expressly ratifies and reaffirms the continued subordination of the Subordinated Debt to the Senior Debt in accordance with, and its liabilities, obligations and agreements under, the terms of the Subordination Agreement, (ii) acknowledges and agrees that: (a) all terms and conditions contained in the Subordination Agreement, the subordination effected thereby and the rights and obligations of Creditor, the Bank and the Borrower arising thereunder, shall continue in full force and effect, (b) the Subordination Agreement continues to be the valid and binding obligation of the Creditor, enforceable in accordance with its terms (c) the Obligations (as defined in the Loan Agreement), shall continue to constitute “Senior Debt” (as defined in the Subordination Agreement), (d) the definition of “Subordinated Debt” (as defined in the Subordination Agreement) shall be deemed to include, without limitation, obligations of Borrower owed to the Creditor pursuant to the Subordinated Debt, and (e) as of the date hereof, all existing defaults and/or events of default of the Borrower known to Creditor under the Subordinated Debt have been waived by the Creditor.

3. Counterparts. This Acknowledgment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Acknowledgment. Delivery of an executed counterpart of this Acknowledgment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Acknowledgment. Any party delivering an executed counterpart of this Acknowledgment by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Acknowledgment. The foregoing shall apply to each other Loan Document (as such term is defined in the Loan Agreement) mutatis mutandis.

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IN WITNESS WHEREOF, the undersigned have executed this Acknowledgment as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first above written.

“Creditor”		“Bank”

NORTHEAST ENERGY SOLUTIONS, LLC		SILICON VALLEY BANK

By	/s/ Robert Boissonneault	By	/s/ Darren Gastrock
Name:	Robert Boissonneault	Name:	Darren Gastrock
Its:	Managing Member	Title:	Relationship Manager

The undersigned acknowledges and agrees with the terms of this Acknowledgment.

“Borrower”

WORLD ENERGY SOLUTIONS, INC.

By	/s/ James Parslow
Name:	James Parslow
Title:	Chief Financial Officer

WORLD ENERGY SECURITIES CORP.

By	/s/ James Parslow
Name:	James Parslow
Title:	Chief Financial Officer